UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 21, 2021

Date of Report (date of earliest event reported)

GigCapital3, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-39283	84-4605714
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1731 Embarcadero Road, Suite 200

Palo Alto, CA 94303

(Address of principal executive offices)

(650) 276-7040

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and three-fourths of one Redeemable Warrant	GIK.U	New York Stock Exchange
Common Stock, par value $0.0001 per share	GIK	New York Stock Exchange
Redeemable Warrants, each full warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	GIK.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On April 21, 2021, GigCapital3, Inc. (the “Company”) held a special meeting of its stockholders (the “Special Meeting”). At the Special Meeting, of the 25,893,479 shares of common stock outstanding and entitled to vote, 14,829,588 shares were represented, constituting a quorum. The final results for each of the matters submitted to a vote of stockholders at the Special Meeting are as follows:

Proposal No. 1 - The Business Combination Proposal: The stockholders approved and adopted the Business Combination Agreement, dated as of December 10, 2020, by and among the Company, its wholly owned subsidiary, Project Power Merger Sub, Inc. (“Merger Sub”), and Lightning Systems, Inc. (“Lightning Systems”), and approved the transactions contemplated thereby (the “Business Combination”), including the merger of Merger Sub with and into Lightning Systems, with Lightning Systems surviving the merger, and the issuance of common stock to Lightning Systems equity holders as merger consideration, by the votes set forth in the table below:

For	Against	Abstained
14,555,716	256,855	17,017

Proposal No. 2 - The NYSE Stock Issuance Proposal: The stockholders approved, for purposes of complying with applicable listing rules of the New York Stock Exchange, the issuance of more than 20% of the Company’s outstanding common stock in connection with the Business Combination, and the transactions contemplated by the PIPE Subscription Agreement and the Convertible Note Subscription Agreements, including up to 70,385,096 shares of Common stock to the Lightning Systems equity holders, 2,500,000 shares of common stock to the PIPE Investor, 8,695,652 shares of common stock upon conversion of the Convertible Notes and 8,695,652 shares of common stock upon exercise of the Convertible Note Warrants, by the votes set forth in the table below:

For	Against	Abstained
14,458,494	311,443	59,651

Proposal No. 3 - Classification of the Board of Directors Proposal: The stockholders approved and adopted the classification of the Company’s board of directors into three classes of directors with staggered terms of office and to make certain related changes, by the votes set forth in the table below

For	Against	Abstained
14,509,985	274,982	44,621

Proposal No. 4A - Approval of Additional Amendments to Current Amended and Restated Certificate of Incorporation in Connection with the Business Combination Proposal: The stockholders approved and adopted certain additional changes, including but not limited to changing the post-combination company’s corporate name from “GigCapital3, Inc.” to “Lightning eMotors, Inc.” and eliminating certain provisions specific to the Company’s status as a blank check company, by the votes set forth in the table below:

For	Against	Abstained
14,553,046	255,052	21,490

Proposal No. 4B - Authorization of Exclusive Forum Provision: The stockholders authorized the adoption of Delaware as the exclusive forum for certain stockholder litigation, by the votes set forth in the table below:

For	Against	Abstained
14,458,344	291,595	79,649

Proposal No. 5 - Incentive Plan Proposal: The stockholders approved the GigCapital3, Inc. 2021 Equity Incentive Plan (the “Incentive Plan”), including the authorization of the initial share reserve under the Incentive Plan, by the votes set forth in the table below:

For	Against	Abstained
14,257,973	431,753	139,862

Proposal No. 6 - The Election of Directors Proposal: The stockholders elected, effective at Closing, each of the nine nominees for director to serve staggered terms on the Company’s board of directors until the 2021, 2022 and 2023 annual meetings of stockholders, respectively, and until their respective successors are duly elected and qualified, by the votes set forth in the table below:

Class I—Thaddeus Senko:

Votes FOR	Votes WITHHELD
14,504,651	51,181

Class I—Neil Miotto:

Votes FOR	Votes WITHHELD
14,504,651	51,181

Class I—Bruce Coventry:

Votes FOR	Votes WITHHELD
14,504,651	51,181

Class II—Timothy Reeser:

Votes FOR	Votes WITHHELD
14,504,651	51,181

Class II—Dr. Raluca Dinu:

Votes FOR	Votes WITHHELD
14,504,651	51,181

Class II—Meghan Sharp:

Votes FOR	Votes WITHHELD
14,504,651	51,181

Class III—Robert Fenwick-Smith:

Votes FOR	Votes WITHHELD
14,504,651	51,181

Class III—Dr. Avi Katz:

Votes FOR	Votes WITHHELD
14,504,651	51,181

Class III—Diana Tremblay:

Votes FOR	Votes WITHHELD
14,504,651	51,181

No other items were presented for stockholder approval at the Special Meeting

Item 7.01 Regulation FD Disclosure.

The information set forth below under this Item 7.01 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

On April 21, 2021, the Company issued a press release announcing the approval of the proposals related to the Business Combination at the Special Meeting. The Company also announced that it had received elections to redeem approximately 29% of its outstanding shares, which would leave approximately $143 million in the trust account. After the redemptions and prior to payment of transaction expenses, the combined company expects to receive approximately $268 million in gross proceeds at the time of the Business Combination, which includes $125 million in expected gross proceeds from the issuance of equity and convertible financings in a Private Investment in Public Equity transaction. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit Number
99.1	Press Release, dated April 22, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2021

By:	/s/ Dr. Avi S. Katz
Name:	Dr. Avi S. Katz
Title:	Chief Executive Officer and President, Secretary and Executive Chairman